SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable              333-113140              85-0098966
(State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)           File Number)         Identification No.)


                             287 Carrizo Canyon Road
                           Mescalero, New Mexico 88340
                    (Address of Principal Executive Offices)


                                 (505) 464-6595
                         (Registrant's Telephone Number)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     99.1 Press Release dated June 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the press release of Inn of the Mountain Gods Resort and Casino issued on June 30, 2004, regarding the fourth quarter and fiscal year ending April 30, 2004 financial results, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2004                 Inn of the Mountain Gods Resort and Casino




                             /s/  Richard W. Williams
                             -------------------------------------------------
                             By:  Richard W. Williams
                             Its: Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS

99.1  Press release dated June 30, 2004.